               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  April 15, 1998


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


       Delaware                   1-8400                 75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)                (Zip Code)

                        (817) 963-1234
                (Registrant's telephone number)

Item 5.   Other Events

AMR Corporation (the "Company") is filing herewith two press releases issued today (April 15, 1998) by the Company (Exhibits
99.1 and 99.2).  The press releases are incorporated by reference
hereto.   The  first press release (Exhibit 99.1) was  issued  to
report first quarter 1998 earnings and to announce a proposed two-for-one stock split in the form of a stock dividend. The second press release (Exhibit 99.2) was issued to announce that Robert
L.  Crandall,  Chairman, President and CEO  of  the  Company  and
Chairman and CEO of American Airlines, Inc. ("American"), the principal subsidiary of the Company, will retire from his affiliations with the Company and American after the AMR annual meeting on May 20, 1998. Donald J. Carty, currently an Executive Vice President of the Company and President of American, has been chosen by the Board of Directors to succeed Mr. Crandall.

Item 7.   Financial Statements and Exhibits

The following exhibits are included herein:

99.1      Press Release

99.2      Press Release

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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  April 15, 1998

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                          EXHIBIT INDEX


Exhibit        Description

99.1      Press Release

99.2      Press Release

                                                Exhibit 99.1





                                   Contact:  Tim Kincaid
                                             Fort Worth, Texas
                                             817-967-1577

FOR RELEASE:  Wednesday, April 15, 1998

       AMR REPORTS FIRST QUARTER EARNINGS OF $290 MILLION;
                  2-FOR-1 STOCK SPLIT PROPOSED

     FORT WORTH, Texas -- AMR Corp., parent company of American Airlines Inc., today reported first quarter net earnings of $290 million, or $3.24 per common share diluted, a 91 percent improvement over net earnings of $152 million, or $1.65 per common share diluted, during the same period in 1997.
     "We had a very gratifying first quarter, during which strong demand, sensible pricing, modest industry capacity growth and favorable fuel prices created good business conditions for our company," said Robert L. Crandall, AMR's chairman and chief executive officer. "In addition, much of the credit for our success goes to our employees around the world -- whose dedication and teamwork contributed to better on-time performance and who gave our customers the good service for which American is noted."
     AMR also announced that it plans a 2-for-1 stock split in
the form of a stock dividend.  The split is subject to
stockholder approval of an amendment to the company's Certificate of Incorporation at AMR's annual meeting, scheduled for May 20 in Fort Worth. If approved, the stock split will be effective for shareholders of AMR's common stock of record on May 26, 1998 and stock certificates for the new shares will be distributed on or about June 9, 1998.
      "We have done very well during the past several years in meeting our obligation to deliver value to our stockholders," Crandall said. "The price of a share of AMR common stock has more than doubled in the last three years, making AMR the highest-priced airline stock in the U.S., and one of the highest-priced stocks traded on the New York Stock Exchange. We believe this stock split will make it easier for small investors to buy AMR stock, thereby broadening AMR's shareholder base and improving trading liquidity."
                               ###

AMR CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited) (In millions, except per share amounts)

                                       Three Months
                                          Ended
                                        March 31,        Percent
                                     1998       1997     Change
Revenues
  Airline Group
    Passenger - American Airlines   $3,578    $3,390        5.5
                      - AMR Eagle      256       248        3.2
    Cargo                              163       164      (0.6)
    Other                              226       204       10.8
                                     4,223     4,006        5.4

  The SABRE Group                      554       440       25.9
  Management Services Group            160       161       (0.6)
  Less: Intergroup revenues           (200)      (181)     10.5
    Total operating revenues         4,737      4,426       7.0

Expenses
  Wages, salaries and benefits       1,624      1,540       5.5
  Aircraft fuel                        415        520     (20.2)
  Commissions to agents                301        314      (4.1)
  Depreciation and amortization        323        312       3.5
  Maintenance materials and            232        195      19.0
  Other rentals and landing fees       218        218         -
  Food service                         164        161       1.9
  Aircraft rentals                     142        144      (1.4)
  Other operating expenses             761        673      13.1
    Total operating expenses         4,180      4,077       2.5
Operating Income                       557        349      59.6

Other Income (Expense)
  Interest income                       34         27      25.9
  Interest expense                     (78)      (103)    (24.3)
  Minority interest                    (13)       (12)      8.3
  Miscellaneous - net                  (15)        (4)       *
                                       (72)       (92)    (21.7)
Earnings Before Income Taxes           485        257      88.7
Income tax provision                   195        105      85.7
Net Earnings                        $  290    $   152      90.8

Earnings Per Common Share (**)
  Basic                             $ 3.35    $  1.67

  Diluted                           $ 3.24    $  1.65

Number of Shares Used in
Computation
  Basic                                 86         91

  Diluted                               89         92

*  Greater Than 100%
** The 1997 earnings per share amounts have been restated as required to comply with Statement of Financial Accounting
Standards No. 128, "Earnings Per Share."

AMR CORPORATION
BUSINESS SEGMENT FINANCIAL HIGHLIGHTS
(Unaudited) (In millions)

                                       Three Months
                                          Ended
                                        March 31,        Percent
                                     1998       1997     Change
Airline Group
Revenues
    Passenger - American Airlines   $3,578    $3,390         5.5
                      - AMR Eagle      256       248         3.2
    Cargo                              163       164        (0.6)
    Other                              226       204        10.8
                                     4,223     4,006         5.4
Expenses
  Wages, salaries and benefits       1,382     1,334         3.6
  Aircraft fuel                        415       520       (20.2)
  Commissions to agents                301       314        (4.1)
  Depreciation and amortization        258       262        (1.5)
  Maintenance materials and            229       193        18.7
  Other operating expenses           1,213     1,159         4.7
    Total operating expenses         3,798     3,782         0.4
Operating Income                       425       224        89.7
Other Expense                         (62)       (80)      (22.5)
Earnings Before Income Taxes        $  363    $  144           *
Pre-tax Margin                         8.6%       3.6%       5.0 pts.

The SABRE Group

Revenues                            $  554    $  440        25.9

Operating Expenses                     439       332        32.2

Operating Income                       115       108         6.5
Other Income                             2         1          *
Earnings Before Income Taxes        $  117    $  109         7.3
Pre-tax Margin                        21.1%     24.8%       (3.7) pts.

Management Services Group

Revenues                            $  160    $  161        (0.6)

Operating Expenses                     143       144        (0.7)

Operating Income                        17        17          -
Other Income (Expense)                   1        (1)          *
Earnings Before Income Taxes        $   18    $   16        12.5
Pre-tax Margin                        11.3%      9.9%        1.4 pts.

* Greater Than 100%

Airline Group
Operating Statistics
(Unaudited)

                                       Three Months
                                          Ended
                                        March 31,        Percent
                                     1998       1997     Change
American Airlines Jet Operations:
  Revenue passenger miles            25,388    25,295       0.4
   (millions)
  Available seat miles               37,707    37,520       0.5
   (millions)
  Cargo ton miles (millions)            496       480       3.3
  Passenger load factor                67.3%     67.4%     (0.1) pts.
  Breakeven load factor                58.3%     62.7%     (4.4) pts.
  Passenger revenue  yield  per
    passenger mile (cents)            14.09     13.40       5.1
  Passenger  revenue per
   available seat mile (cents)         9.49      9.04       5.0
  Cargo revenue yield per ton mile    32.55     33.77      (3.6)
   (cents)
  Operating expenses per available
   seat mile (cents)                   9.35      9.40      (0.5)
  Fuel consumption (gallons,
   in millions)                         681       673       1.2
  Fuel price per gallon (cents)        58.9      74.7     (21.1)
  Fuel price per gallon,
   excluding fuel tax (cents)          53.9      69.7     (22.7)
  Operating aircraft at period-end      639       643      (0.6)

AMR Eagle:
  Revenue passenger miles               615       602       2.2
   (millions)
  Availabl seat miles                 1,071     1,043       2.7
   (millions)
  Passenger load factor                57.4%     57.7%     (0.3) pts.
  Operating aircraft at period-end     202        205      (1.5)

AMR Corporation
Average Equivalent Number of
Employees
    Airline Group:
        AA Jet Operations            80,800    80,000
        Other                        10,200    10,000
           Total Airline Group       91,000    90,000
    The SABRE Group                  10,700     8,200
    Management Services Group        12,900    15,400
    Total                           114,600   113,600


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                                                     Exhibit 99.2


                              Contact:  Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577


FOR RELEASE:  Wednesday, April 15, 1998


             CRANDALL ANNOUNCES RETIREMENT ON MAY 20


     FORT WORTH, Texas -- AMR Corporation announced today that its long-time Chairman and Chief Executive Officer, Robert L. Crandall, who is 62, has decided to retire on May 20, 1998, following the Company's Annual Meeting. Mr. Crandall announced his decision to the Board of Directors at its regular April meeting, which was held today at AMR's headquarters.
     Charles T. Fisher III, the Board's longest serving member, said on behalf of the Board, "Bob Crandall has been a great industry innovator and leaves AMR strong and well positioned for the future. He is an outstanding individual and an extraordinarily capable executive; the Board is very sorry he has chosen to retire. However, he has been discussing this possibility with us for some time and his decision is thus not entirely unexpected. While we will miss Bob's leadership, we all understand his desire for more time to devote to his family and his many other interests."
     "Moreover, we share his enthusiasm for the capabilities of Don Carty and the AMR management team and we are confident the transition ahead will be a smooth one," Fisher said.
     The Board has elected Donald J. Carty to succeed Mr. Crandall as Chairman, President and Chief Executive Officer of AMR and as Chairman and Chief Executive Officer of American Airlines. Mr. Carty will retain the title of President of American Airlines.
     Crandall joined American Airlines in 1973 as Senior Vice President-Finance, became Senior Vice President-Marketing in 1974 and President in 1980. In 1985, following the retirement of Albert V. Casey, he became Chairman, President and Chief Executive Officer of both AMR Corporation and American Airlines, continuing in all those roles until 1995, when Donald J. Carty was named President of American Airlines.
     Donald J. Carty served as Senior Vice President and Controller of American Airlines before leaving in 1985 to become President and Chief Executive Officer of CP Air in Canada. He returned to American in March of 1987 as Senior Vice President-Airline Planning. Carty became Executive Vice President-Finance and Planning in 1989 and President of American and AMR's Airline Group in 1995.
     It is anticipated that Carty will also succeed Crandall as Chairman of The Sabre Group, an independent company in which AMR has an 82% equity interest, and of several other AMR subsidiaries.

                              ##